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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                      October 14, 2003 (October 10, 2003)

                                _______________

                                  AdvancePCS
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              (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-21447                   75-2493381
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


       750 West John Carpenter Freeway, Suite 1200, Irving, Texas 75039
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              (Address of Principal Executive Offices)          (Zip Code)

      Registrant's telephone number, including area code: (469) 524-4700



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

Item 5. Other Events and Required FD Disclosure.

         On October 10, 2003, AdvancePCS and Caremark Rx, Inc. issued a joint press release announcing that they received a Request for Additional Information from the Federal Trade Commission in connection with the previously announced strategic combination of Caremark Rx and AdvancePCS. The joint press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit No.       Exhibit

99.1 Joint press release issued by AdvancePCS and Caremark Rx, Inc. on October 10, 2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 14, 2003

                                   ADVANCEPCS



                                   By:  /s/  David D. Halbert
                                        ------------------------------------
                                        Name:   David D. Halbert
                                        Title:  Chairman of the Board, President
                                                and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.          Description

99.1 Joint press release issued by AdvancePCS and Caremark Rx, Inc. on October 10, 2003.

                                                                EXHIBIT 99.1

Caremark Rx and AdvancePCS Receive Request for Additional Information from the Federal Trade Commission


NASHVILLE, TENN. & IRVING, TX--Oct. 10, 2003--Caremark Rx, Inc. (NYSE: CMX) and AdvancePCS (Nasdaq: ADVP) today announced that they have received from the Federal Trade Commission (FTC) a Request for Additional Information (commonly referred to as a "second request") under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act) in connection with the previously announced strategic combination of Caremark Rx and AdvancePCS. A second request calls for Caremark Rx and AdvancePCS to provide additional information to the FTC and extends the waiting period under the HSR Act during which the FTC is permitted to review the proposed transaction. Caremark Rx and AdvancePCS intend to work with the FTC and respond promptly to this request.





Additional Information And Where To Find It


Caremark Rx has filed with the Securities and Exchange Commission a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus and other relevant documents in connection with the proposed transaction. Investors and security holders of Caremark Rx and AdvancePCS are urged to read the preliminary joint proxy statement/prospectus and other relevant materials because they contain important information about Caremark Rx, AdvancePCS and the proposed transaction. Investors and security holders may obtain a free copy of these materials and other documents filed with the SEC at the SEC's website at www.sec.gov. A free copy of the preliminary joint proxy statement/prospectus may also be obtained from Caremark Rx, 3000 Galleria Tower, Suite 1000, Birmingham, AL 35244 or AdvancePCS, 750 W. John W. Carpenter Freeway, Suite 1200, Irving, TX 75039.


Caremark Rx, AdvancePCS and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information about the directors and executive officers of Caremark Rx and their ownership of Caremark Rx shares is set forth in the proxy statement for Caremark Rx's 2003 annual meeting of stockholders. Information about the directors and executive officers of AdvancePCS and their ownership of AdvancePCS stock is set forth in the preliminary joint proxy statement/prospectus. Investors may obtain additional information regarding the interests of such participants by reading the preliminary joint proxy statement/prospectus.


About Caremark Rx, Inc.


Caremark Rx, Inc. is a leading pharmaceutical services company, providing comprehensive drug benefit services through its affiliate Caremark Inc. to over 1,200 health plan sponsors and their participants throughout the U.S. Caremark's clients include corporate health plans, managed care organizations, insurance companies, unions, government agencies and other funded benefit plans. The company operates a national retail pharmacy network with over 55,000 participating pharmacies, four state-of-the-art mail service pharmacies, the industry's only FDA-regulated repackaging plant and nineteen specialty distribution mail service pharmacies for delivery of advanced medications to individuals with chronic or genetic diseases and disorders.


About AdvancePCS


AdvancePCS (www.advancepcs.com) is the nation's leading independent provider of health improvement services. AdvancePCS offers health plans a wide range of health improvement products and services designed to improve the quality of care delivered to health plan members and manage costs.


The company's capabilities include integrated mail service and retail pharmacy networks, innovative clinical services, customized disease management programs, specialty pharmacy, outcomes research, information management, prescription drug services for the uninsured and online health information for consumers. AdvancePCS clients include Blue Cross and Blue Shield organizations, insurance companies and HMOs, Fortune 500 employers, Taft-Hartley groups, third-party administrators, state and local governments, and other health plan sponsors.


AdvancePCS is listed as both a Fortune 500 and a Fortune 500 Global company. AdvancePCS is ranked by Fortune magazine as one of America's 100 fastest-growing public companies and is included on the Forbes Platinum 400 list of best big companies. AdvancePCS earned the No. 3 spot on the Barron's 500 list of best performing companies.


Safe Harbor Statement


This press release contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of management of both companies. There are a number of risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this press release.


Additional information about Caremark Rx is available on the World Wide Web at http://www.caremark.com. Additional information about AdvancePCS is available on the World Wide Web at http://advancepcs.com.


___________________________
Contact:
     Caremark Rx, Inc.
     Investor Relations:
     Pete Clemens, 205-733-8996
     or:
     Ryan Hall, 615-743-6607
     or:
     Media Relations:
     Gavin Anderson & Company
     Gerard Carney, 212-515-1941
     or:
     AdvancePCS
     Investor Relations:
     Leslie Simmons, 469-524-7970
     or:
     John Jennings, 469-524-7235
     or:
     Media Relations:
     Dale Thomas, 480-614-7212